Jefferies 6th Annual Global Internet,
Media and Telecom Conference
New York City
May 2010
Stephen Lacy: Chairman and Chief Executive Officer
Joe Ceryanec, Chief Financial Officer

Safe Harbor
This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, as well as any guidance related to the Company’s financial performance.
Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television;
increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company’s industries; unexpected changes in interest rates; and
the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Parents
Better Homes and Gardens
Ladies' Home Journal
american baby
Traditional Home
More
Parents.com
Midwest Living
Mixing Bowl
rgm
Family Circle
ReadyMade

FOX 5 KVVU-TV Henderson - Las Vegas
WORKING 4 YOU
Eyewitness News 3
FOX 12 Oregon
CBS 3 Springfield
CBS 5 KPHO.com
KCTV 5 KCTV5.com
my ksmo TV .com
WNEM.COM
FOX Carolina
CBS Atlanta

O'GRADY MEYERS MARKETING COMMUNICATIONS
NMS new media strategies
directive
genex.
BIG COMMUNICATIONS
the hyper factory

meredith

Broad Media and Marketing Footprint
National
Media Brands
Meredith
Integrated
Marketing
Local  Media
Brands
Revenues:
$960 million
Revenues:
$175 million
Revenues:
$275 million

Five Things to Know About Meredith
1. The largest media company serving U.S. women
 • Reach 75 million women who make the majority of household purchasing decisions, regardless of economic climate

Agenda

Parents
FamilyCircle
Parents.com
Better Homes and Gardens
Mixing Bowl
fitness
rgn realgirlsnetwork
baby
Parents tv
Traditional Home
ReadyMade
More
fitness
mujer
Padres
Special Interest Media
Midwest Living
divine caroline
Better

meredith

Her Family
Her Home
Her Self
Delivering The Largest Adult Female Audience
Largest Media Company Serving Women

Parents
FamilyCircle
fitness
Ser Padres

ReadyMade

Parents.com

Parents
Toddlers & Preschoolers

Walmart
Save money. Live better.

comcast
ON DEMAND

BETA
MOMster

meredith

2005
2006
2007
2008
2009
Strengthening Reach to Young Adults and Families
	2004	2009
Advertising Market Share	10%	28%
Online Unique Visitors	<1M	5M

Largest Media Company Serving Women
mobile

Five Things to Know About Meredith
1. The largest media company serving U.S. women

2. Strong consumer connection across multiple platforms
 • Magazines, Internet, Television, Retail, Mobile

Agenda

Growing Readership
Source: Fall 1999 & 2009 MRI Reports
* Traditional Home and Midwest Living
	1999	2009
Better Homes and Gardens	33	39
Family Circle	22	20
Parents	12	15
Ladies’ Home Journal	15	12
Fitness	6	6
American Baby	5	7
More	NA	2
Other*	4	8
TOTAL	97	109
+12%
Readership in Millions
Strong Consumer Connection

Growing Online Consumer Connection
Source: Meredith, in millions
20
National Media Group Average Monthly Unique Visitors
33% CAGR
12

7
2
Strong Consumer Connection

220
260
270
380
400
Strong Consumer Connection
Increased Hours of Locally Produced News Programming
Morning news hours up 40% over 5 years
Adding 4 p.m. news across group
Building 24-hour multi-platform news culture

Walmart
Save money. Live better.

Better Homes and Gardens.
FLOWERS by FTD

UNIVERSAL
FURNITURE

+

+

Better Homes and Gardens
Blushing Pinks
Dutch Boy
+

meredith

Growing Presence in Brand Licensing
 – Sales meeting expectations
 – SKUs doubled to 2,000 from prior year
 – Introduced line of paint
 – Expanded to Canada
Garden
Interior decor
Canada
Strong Consumer Connection
Paint

Meredith’s Approach to Mobile for Consumers
• Smart device adoption rate growing
• Early-adopter advertisers showing interest
Strong Consumer Connection
Trends we see:
• Launching mobile versions of our brands
• Next Issue Media initiative among publishers
• Pearl initiative among broadcasters
What we’re doing:

Better Homes and Gardens

Parents

fitness
Mind, Body + Spirit

meredith

Mobile Consumer Demand Growing
Unique Visitors	Page Views
40	150
115	430
35	115
#’s in thousands
Unique Visitors	Page Views
80	320
325	1,250
95	415
September 2009
March 2010
Strong Consumer Connection

Better Homes and Gardens

Walmart
Relax Outdoors and Save! »
search bhg.com
Top 20-Minute Meals »
18 Clever Curtain Ideas »
15 Ways to Use Ornamental Grasses in Your Landscape »
Food & Recipes
Decorating
Gardening
Home Improvement
Holidays

Parents

Parents
search parents.com
Prenatal Health Challenge »
Pregnancy & Birth
Baby Names
Babies
Toddlers & Preschoolers
Food & Recipes
Pregnancy Tips »
Buying Guide »

fitness
Mind, Body + Spirit

fitness
search
Dinner in 20! »
7 Steps to Gorgeous Skin »
8 Weeks to a Half-Marathon »
Workouts
Recipes
Videos
Health

meredith

• Create best-in-class consumer mobile experience
• Develop audience scale for mobile advertisers/marketers
• Leverage platform for other initiatives (e-commerce, etc.)
Mobilizing Sites for Large and Enthusiast Brands
Strong Consumer Connection

VOGUE
San Francisco Chronicle
FamilyCircle
THE WALL STREET JOURNAL.
TIME
Esquire
Meaning of Life 2010

meredith

CONDÉ NAST

HEARST corporation

Time Inc.

News Corporation

• Largest magazine companies
• Creating digital standards to:
  Ensure consistent consumer experience
  Create open standards for advertising
  Develop business model
  Be available across different device types
Meredith and Next Issue Media
Strong Consumer Connection

meredith

COX
COMMUNICATIONS

BELO

NBC

HEARST television inc

GANNETT

• JV to develop national mobile service
• 12 leading broadcast groups
• Uses existing broadcast spectrum
• Content includes:
 –  Live and on-demand video
 –  Local and national news
 –  Sports and entertainment
Meredith and Pearl Mobile DTV Initiative
Strong Consumer Connection

Five Things to Know About Meredith
1. The largest media company serving U.S. women
 • Gaining share on improving advertising revenue performance

Agenda

Source: Publishers Information Bureau (April - March issues)
Magazine Advertising Revenue Performance
Meredith Outperforming Industry
Trailing 12 Months
Meredith
7%
Time, Inc.
Martha Stewart
Readers Digest
Hachette
Rodale
Hearst
Industry
Conde Nast
(4)%
(5)%
(6)%
(9)%
(10)%
(11)%
(15)%
(21)%

O'GRADY MEYERS
NMS
genex.
directive
BIG
THE HYPERFACTORY
KPHO.com HD
WSMV.COM
FOX 5 KVVU-TV
FOX 12 OREGON
Local Media
meredith
next issue media
Walmart
Save money. Live better.
REALOGY
UNIVERSAL FURNITURE
directive

meredith

Online: Meredith
Women’s Network
Magazines: Home, Family,
Health & Well-being
Consumer Events
Custom Marketing
Database Marketing
Video Studios
Brand Licensing
Emphasize 360° Marketing Approach
Meredith Outperforming Industry
Mobile
E-Reader

Fiscal	Meredith Internal	Industry TvB
Q409	(25)%	(25)%
Q110	(13)%	(19)%
Q210	5%	4%
Q310	17%	16%
Source: Meredith and Television Bureau of Advertising
Spot only revenue

Television Advertising Revenue Performance
Meredith Outperforming Industry

ObitMichigan.com
ObitMichigan.com
Andrew Paul Hitchens
48
Frankenmuth
SWARTZ CREEK FUNERAL HOME
Robert James Smith
58
Saginaw
WAKEMAN FUNERAL HOME
989-755-7575
Heather Marie Larkin
72
Bay City
Cremation Society of Mid-Michigan

ONE SERVICE™

Featured Homes in the Las Vegas Valley
FIND AN AGENT
Select My Agent
WHAT'S MY PAYMENT?

meredith

Production initiatives
 - Multi-media journalists
 - 24 hour content creation
Sales initiatives
 - Local, mobile and online opportunities
 - One Service
Content initiatives
 - Better, Video on Demand
 - Pearl Mobile DTV
Creating New Opportunities in Local Media
Meredith Outperforming Industry

Election Year Outlook Bright
Governor races:
 • Open seats in CT, GA, KS, MI, OR, SC, TN,
 • Incumbents facing tough races in AZ, MA, NV
Senate races:
 • Open seats in CT, KS, MO
 • Incumbents facing tough races in AZ, NC, NV
House races:
 • Open seats in AZ, KS, TN, WA
 • Incumbents facing tough races in CT, KS, MO, NV
Political Advertising

Five Things to Know About Meredith
1. The largest media company serving U.S. women
 • Revenues more than doubled in five years

Agenda

$167
$190
$213
$211
$225
2003
2005
2007
2009
2011

meredith

Meredith Integrated Marketing
Marketing Services Industry Spending Growing
Forecast
$ in billions; Source: VSS September 2009

Optimization
Consumer Insights
Customer Data
Program Strategy
Creative Excellence
Content
Metrics & ROI
Analysis
Video Creation
Online Intelligence
Separate for Specialist Programs
meredith
integrated marketing
Integrated for Brand Synergy
directive
BIG COMMUNICATIONS
NMS
new media strategies
the hyper factory
O'GRADY\MEYERS
genex.

meredith

Database
Mobile
Digital
Word of
mouth
Healthcare
Assembling Array of Custom Marketing Capabilities

Meredith Integrated Marketing

$75
$83
$105
$156
$176
2005
2006
2007
2008
2009

meredith

24% CAGR
$ in millions
Meredith Integrated Marketing
Delivering Strong Revenue Growth Over Time

what's cooking
qu'est-ce qui mijote

food&family

kraft foods
food&family
make today delicious

food assistant

twitter
YouTube
facebook

meredith

iFood Assistant
Database
Digital Magazine
Video
Magazines
Emails
Social Marketing
Online
Case Study: Evolution of the Kraft CRM
Meredith Integrated Marketing

9:42 AM
iFood Assistant
Store Locator
Ralphs Supermarket
10022 Venice Blvd Culver City CA 90016
(310) 558-3287
Get Directions
Buy any 2 Oscar Mayer Chicken Breast Strips and get a 3rd FREE!
Home
Shopping List
Search
Recipe Box
More

meredith

• GPS-based store locater
• Step-by-step directions
• Instructional videos
• Shopping list tool
The Kraft CRM iFood Assistant
Meredith Integrated Marketing

Five Things to Know About Meredith
1. The largest media company serving U.S. women
5. Strong balance sheet and financial position
 • Strong cash flow, low debt and consistent dividend growth

Agenda

Fiscal Third Quarter Highlights
	Q310	Q309	% var
Total Company revenue	$353	$338	+5%
Operating Profit	$56	$43	+30%
Operating Profit Margin	16%	13%	+300 bps
Earnings per share	$0.73*	$0.56	+30%
In millions except per share data and profit margin
* Includes a benefit of $0.04 from special items, primarily the resolution of an income tax contingency
Strong Financial Management

Improving Advertising Performance
Fiscal	Total Company Advertising
Q409	(14.9%)
Q110	(9.5%)
Q210	(6.9%)
Q310	+8.1%
Q410*	+7 to 8%
* = Forecast
Strong Financial Management

Consistently Generate Strong Cash Flow
12% CAGR
5% CAGR
$ in millions; fiscal years
Strong Financial Management
$131
$160
$163
$171
$194
$211
$256
$181

$ in millions; fiscal years
Assumes revolving facilities are renewed upon expiration.
Consistent Debt Reduction
$130
Illustration of Meredith’s debt balance
assuming current maturity schedule
Strong Financial Management

$305
$205
$485
$155
$255
$380

$0.36
$0.38
$0.48
$0.56
$0.64
$0.74
$0.86
$0.90
$0.92
2002
2003
2004
2005
2006
2007
2008
2009
2010

meredith

Track Record of Dividend Increases
12% CAGR
Strong Financial Management
Calendar years

Q410
Total Company advertising revenue	+7 to 8%
National Media advertising revenue	Flat to up Slightly
Local Media advertising revenue	Up high teens
Earnings per share*	$0.61 to $0.66
Fiscal Fourth Quarter and Full Year Outlook
* Excludes special items
Fiscal 2010 earnings per share*	$2.13 to $2.18

Five Things to Know About Meredith
1. The largest media company serving U.S. women

2. Strong consumer connection across multiple platforms
3. Outperforming Peers
4. Growing marketing solutions business
5. Strong balance sheet and financial position

# meredith

Better Homes and Gardens
Parents
More
Better
meredith women's network
Mixing Bowl
Family Circle
american baby
Midwest Living
Ser Padres
Successful Farming
Parents tv
Ladies' Home Journal
fitness
Traditional Home
WOOD
ReadyMade
Special Interest media

Atlanta cbsatlanta.com
PDX TV
KCTV 5 KCTV5.com
FOX 5 KVVU-TV Henderson - Las Vegas
5 Telling it like it is KPHO.com
Working 4 You
my ksmo TV .com
WNEM.COM Coverage you can count on
FOX 12 Oregon
Eyewitness News 3
Fox Carolina
CBS 3 Springfield

meredith integrated marketing
genex.
O'Grady Meyers
directive
NMS new media strategies
Big Communications